                            STOCK PURCHASE AGREEMENT

                             DATED DECEMBER 1, 2000

                                 BY AND BETWEEN

                         AVANT IMMUNOTHERAPEUTICS, INC.

                                       AND

                                   PFIZER INC





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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   DEFINITIONS...............................................................4
2.   PURCHASE AND SALE; PURCHASE PRICE.........................................5
     2.1    Sale and Purchase of the Shares....................................5
     2.2    Closing............................................................6
3.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF PFIZER....................6
     3.1    Due Authorization..................................................6
     3.2    Non-Contravention..................................................6
     3.3    Own Account........................................................7
     3.4    Legend.............................................................7
     3.5    Financial Experience...............................................7
     3.6    Brokers and Finders................................................7
4.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY...............7
     4.1    Organization and Authority.........................................7
     4.2    Enforceability.....................................................8
     4.3    Capitalization.....................................................8
     4.4    Authorization of the Shares........................................8
     4.5    Non-contravention..................................................8
     4.6    Consents and Approvals.............................................9
     4.7    Business of Company................................................9
     4.8    Securities Laws...................................................10
     4.9    Investments in Other Entities.....................................10
     4.10   Licenses and Other Rights; Compliance with Laws...................10
     4.11   Reliance; "Knowledge".............................................10
5.   COVENANTS OF THE COMPANY.................................................11
     5.1    Nasdaq; Reporting Status..........................................11
     5.2    State Securities Laws.............................................11
     5.3    Confidentiality...................................................11
     5.4    Removal of Legend.................................................11
6.   REGISTRATION.............................................................11
     6.1    Registration Statement Covering Resale of Common Stock............12
     6.2    Registration Obligations..........................................12
     6.3    Reports...........................................................13
     6.4    Indemnification...................................................13
7.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL...........................13
8.   CONDITIONS TO PFIZER'S OBLIGATION TO PURCHASE............................14
9.   INDEMNIFICATION..........................................................15
10.  MISCELLANEOUS............................................................16
     10.1   Governing Law.....................................................16
     10.2   Headings..........................................................16


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     10.3   Severability......................................................16
     10.4   Notices...........................................................16
     10.5   Counterparts......................................................17
     10.6   Entire Agreement; Benefit.........................................17
     10.7   Waiver............................................................18
     10.8   Amendment.........................................................18
     10.9   Further Assurances................................................18
     10.10 Assignment.........................................................18
     10.11 Expenses...........................................................18
     10.12 Survival...........................................................18
     10.13 Public Statements, Press Releases, etc.............................18
     10.14 Construction.......................................................19







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      THIS STOCK PURCHASE AGREEMENT, dated December 1, 2000 (this "Agreement"), by and between AVANT IMMUNOTHERAPEUTICS, INC., a Delaware corporation, with headquarters located at 119 Fourth Avenue, Needham, MA 02494 (the "Company"), and Pfizer Inc ("Pfizer").


                              W I T N E S S E T H:

WHEREAS,

(A) Pfizer desires to purchase, and the Company desires to sell, upon the terms and conditions set forth in this Agreement, shares (the "Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock"), that will result in the receipt by the Company of aggregate gross proceeds of approximately $3 million; and

(B) Pfizer wishes to purchase, upon the terms and conditions stated in this Agreement, 285,877 Shares.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.   DEFINITIONS

     1.1 The following terms used in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "AMEX" means the American Stock Exchange.

     "Closing Date" means 4:00 p.m., Boston time, three (3) days after the date hereof, or such other time and date as the parties hereto may agree on.

     "Disclosure Schedule" means the Disclosure Schedule prepared by the Company and furnished to Pfizer prior to the date of execution and delivery of this Agreement by Pfizer. Items disclosed in response to a particular Section of this Agreement in the Disclosure Schedule will be deemed disclosed for purposes of other Sections as applicable without cross-references.

     "Executory Agreement" means the agreement entitled same entered into by the Company and Pfizer on November 17, 2000.


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     "Material Adverse Effect" means any material adverse effect on the business, operations, assets, condition (financial or other) or prospects of the Company and its Subsidiaries taken as a whole.

     "Megan Health Transaction" means the Company's merger with Megan Health,
Inc.

     "Nasdaq" means the Nasdaq Stock Market.

     "NYSE" means the New York Stock Exchange.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "Person" means any natural person, corporation, partnership, limited liability company, trust or unincorporated organization, incorporated government, governmental agency or political subdivision.

     "Polmerix" means Polmerix, Inc., a Delaware corporation.

     "Registration Statement" means a registration statement with respect to the Shares, together with any necessary amendments or supplements thereto and any prospectus forming a part thereof.

     "Rule 144" means Rule 144 under the 1933 Act.

     "SEC" means the United States Securities and Exchange Commission.

     "SEC Reports" means all periodic and other reports filed by the Company with the SEC pursuant to the 1933 Act and 1934 Act subsequent to January 1, 2000 and prior to the date hereof, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

     "Securities Laws" means the 1933 Act, the 1934 Act, or any state securities or "blue sky" law.

     "Subsidiary" has the meaning set forth in Section 4.1.


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2.   PURCHASE AND SALE; PURCHASE PRICE

     2.1 SALE AND PURCHASE OF THE SHARES. Subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, at the Closing the Company agrees to sell to Pfizer and Pfizer hereby agrees to purchase, 285,877 Shares of Common Stock at a price per share of $10.494, representing the average closing price as reported by Nasdaq for the sixty (60) trading days ending on the trading day two (2) days preceding the date of the execution of the Executory Agreement, plus a ten percent (10%) premium, for an aggregate consideration of 2,999,993.20 (the "Purchase Price").

     2.2 CLOSING. The closing of the purchase and sale of the Shares (the "Closing") will take place at the offices of Goodwin, Procter & Hoar LLP, Boston, Massachusetts on the Closing Date or at such other place as the parties hereto may agree upon. The Closing shall occur when (a) the Company shall have delivered to Pfizer share certificates representing the Shares to be issued to Pfizer; and (b) Pfizer has delivered an amount equal to the Purchase Price.


3.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF PFIZER

     Pfizer represents and warrants to, and covenants and agrees with, the Company as follows:

     3.1 DUE AUTHORIZATION. Pfizer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by Pfizer in connection herewith and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly authorized, duly executed and delivered by Pfizer and, assuming due execution and delivery by the Company, is a valid and binding agreement of Pfizer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

     3.2 NON-CONTRAVENTION. The execution, delivery and performance of this Agreement by Pfizer and the consummation of any of the transactions contemplated hereby by Pfizer will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Pfizer pursuant to any agreement, instrument, franchise, license or permit to which Pfizer is a party or by which any of its properties or assets may be bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to Pfizer or any of its properties or assets, other than such breaches, defaults or violations that are not reasonably expected to materially impair the ability of Pfizer to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Pfizer and


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the consummation of the transactions contemplated hereby by Pfizer does not and will not violate or conflict with any provision of the organizational documents of Pfizer, as currently in effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any government agency or body applicable to Pfizer is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby other than those, if any, which have been obtained on or prior to the Closing Date.

     3.3 OWN ACCOUNT. Pfizer is acquiring the Shares for its own account, for investment and not with a view to the distribution thereof in violation of the 1933 Act.

     3.4 LEGEND. Pfizer agrees that the Company may place a legend on the stock certificates delivered hereunder stating that the Shares have not been registered under the 1933 Act and, therefore, cannot be offered, sold or transferred unless they are registered under the 1933 Act or an exemption from such registration is available.

     3.5. FINANCIAL EXPERIENCE. Pfizer has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of Pfizer's investment in the Shares and form an investment decision with respect thereto.

     3.6 BROKERS AND FINDERS. No agent, broker, investment banker, financial advisor or other firm or person engaged by Pfizer is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.


4.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY

     The Company represents and warrants to Pfizer that, except as specifically set forth in the Disclosure Schedule, the following matters are true and correct on the date of execution and delivery of this Agreement and will be true and correct on the Closing Date, and the Company covenants and agrees with Pfizer as follows:

     4.1 ORGANIZATION AND AUTHORITY. The Company and each of its Subsidiaries (as defined in Rule 405 under the 1933 Act) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted and (ii) to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a Material Adverse Effect.

     4.2 ENFORCEABILITY. The execution, delivery and performance by the Company of this Agreement and the issuance and sale by the Company of the Shares will result in legally binding obligations of the Company, enforceable against it in accordance with the respective


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terms and provisions hereof and thereof, except as limited by bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally or by its equitable principles in any action (legal or equitable).

     4.3  CAPITALIZATION.

          (a) The authorized capitalization of the Company is as set forth in the Disclosure Schedule.

          (b) Except as set forth in this Section 4.3, or in the Disclosure Schedule, there are: (i) no outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Company or any Subsidiary is or may become obligated to issue, sell, repurchase or redeem any shares of capital stock or other securities of the Company or any Subsidiary; (ii) no preemptive, contractual or similar rights to purchase or otherwise acquire shares of capital stock of the Company or any Subsidiary pursuant to any provision of law, the Certificate of Incorporation or By-Laws of the Company or any Subsidiary or any agreement to which the Company or any Subsidiary is a party, or otherwise; (iii) no restrictions on the transfer of capital stock of the Company or any Subsidiary imposed by the Certificate of Incorporation or By-Laws of the Company or any Subsidiary, any agreement to which the Company or any Subsidiary is a party, any order of any court or any governmental agency to which the Company or any Subsidiary is subject, or any statute other than those imposed by relevant state and federal securities laws;
(iv) no cumulative voting rights for any of the Company's capital stock; (v) no registration rights under the 1933 Act with respect to shares of the Company's capital stock; (vi) no shares of capital stock of the Company reserved for issuance for any purpose; (vii) to the best of the Company's knowledge and belief after due inquiry, no options or other rights to purchase shares of capital stock from stockholders of the Company or any Subsidiary granted by such stockholders; and (viii) no agreements, written or oral, between the Company or any Subsidiary and any holder of its securities, or, to the best of the Company's knowledge and belief, among holders of its securities, relating to the acquisition, disposition or voting of the securities of the Company or any Subsidiary.

          (c) Prior to the date of this Agreement, the Company has reserved a number of authorized but unissued shares of Common Stock sufficient for issuance pursuant to this Agreement.

          (d) All of the outstanding capital stock of the only Subsidiary, Polmerix, is owned by the Company.

     4.4 AUTHORIZATION OF THE SHARES. The issuance, sale and delivery of the Shares to Pfizer have been duly authorized by all requisite action of the Company, and the Shares are authorized, validly issued and outstanding, fully paid and nonassessable and not subject to preemptive or any other similar rights of the stockholders of the Company or others.

     4.5 NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the offer and sale of the Shares and the other


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transactions contemplated by this Agreement do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any provision of the Certificate of Incorporation or By-laws of the Company or any of its Subsidiaries; (ii) conflict with or result in a breach by the Company or any of its Subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets are bound or affected; (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets; or (iv) violate or contravene any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any of its Subsidiaries to own or lease and operate any of their respective properties and to conduct any of their respective business or the ability of the Company or any of its Subsidiaries to make use thereof.

     4.6 CONSENTS AND APPROVALS. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws, which have been made) or any third party is required for (a) the valid authorization, execution, delivery and performance by the Company of this Agreement or (b) the valid authorization, reservation, issuance, sale and delivery of the Shares by the Company to Pfizer.

     4.7  BUSINESS OF THE COMPANY.

          (a) Except as provided in the Disclosure Schedule: (i) there are no actions, suits, arbitrations, claims, investigations or legal or administrative proceedings pending or, to the best of the Company's knowledge and belief after due inquiry of the executive officers of the Company, threatened, against the Company or any Subsidiary, whether at law or in equity, before or by any federal, state, municipal or other governmental department, commission, agency, instrumentality, or arbitrator, domestic or foreign; and (ii) there are no judgments, decrees, injunctions, orders or awards of any court, governmental department, commission, agency, instrumentality or arbitrator entered or existing against the Company or any Subsidiary or any of its assets or properties.

          (b) The Disclosure Schedule lists each SEC Report filed by the Company with the SEC under the 1933 Act or the 1934 Act since September 30, 1998. The Company has delivered to Pfizer copies of the SEC Reports, other than exhibits and material incorporated by reference which have not been requested by Pfizer. The SEC Reports as filed comply with the applicable requirements of the 1933 Act or the 1934 Act, as the case may be, and the rules and regulations thereunder, and as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the Disclosure Schedule, the Company has filed


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on a timely basis all SEC Reports, required to be filed by it pursuant to the
1933 Act or the 1934 Act.

          (c) Except as set forth in the Disclosure Schedule, since September 30, 1998, there has not been any material adverse change in the business, operations, properties, assets, condition or prospects of the Company or any Subsidiary or any event, condition or contingency that could reasonably be expected to result in such a material adverse change.

     4.8 SECURITIES LAWS. Neither the Company nor anyone acting on its behalf has offered securities of the Company for sale to, or solicited any offers to buy the same from, or sold securities of the Company to, any person or organization, in any case so as to subject the Company, its promoters, directors or officers to any liability under the Securities Laws. The offer, sale and issuance of the Shares to Pfizer hereunder is in compliance with the Securities Laws and is exempt from the registration requirements of the 1933 Act.

     4.9 INVESTMENTS IN OTHER ENTITIES. Except as set forth in the Disclosure Schedule, (a) neither the Company nor any Subsidiary has made any loan or advance to any person or entity which is outstanding on the date hereof, nor is it committed or obligated to make any such loan or advance, and (b) neither the Company nor any Subsidiary has ever owned or controlled and does not currently own or control any capital stock or other ownership interest, directly or indirectly, in any corporation, association, partnership, trust, joint venture or other entity, other than Polmerix.

     4.10 LICENSES AND OTHER RIGHTS; COMPLIANCE WITH LAWS. The Company or the Subsidiary, as the case may be, is in compliance under each franchise, permit, license and other rights and privileges necessary to permit them to own their respective properties and to conduct business as presently conducted, and the transactions contemplated by this Agreement will not cause a violation under any, of such franchises, permits, licenses and other rights and privileges. The Company and the Subsidiary is in compliance with all applicable laws, rules, regulations, orders, judgements, decrees and any bring-downs except when the failure to so comply would not have a Material Adverse Effect.

     4.11 RELIANCE; "KNOWLEDGE". The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by Pfizer. No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to Pfizer contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.


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5.   COVENANTS OF THE COMPANY

     5.1 NASDAQ; REPORTING STATUS. The Company shall use its best efforts to take all such actions as may be necessary and as soon as practicable and in no event later than 30 days after the Closing Date to file with Nasdaq an application or other document required by Nasdaq for the listing of the Shares with Nasdaq and shall provide evidence of such filing to Pfizer. So long as Pfizer beneficially owns any portion of the Shares, the Company will use its best efforts to maintain the inclusion of the Common Stock on Nasdaq or the listing of the Common Stock on the AMEX or the NYSE; PROVIDED, HOWEVER, that this will not restrict the Company from engaging in any transaction which results in all of the capital stock of the Company being acquired in a business combination or other acquisition transaction.

     5.2 STATE SECURITIES LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain, an exemption for the Shares under such of the securities laws of United States jurisdictions as shall be necessary to qualify, or to obtain an exemption from, the sale of the Shares. The Company shall furnish Pfizer with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or before the Closing Date.

     5.3 CONFIDENTIALITY. Except as necessary for governmental notification purposes or to comply with applicable laws and regulations, and except as otherwise agreed to by the parties in writing, the parties agree to keep the existence of this Agreement and the transactions contemplated hereby and thereby, until public disclosure is made pursuant to Section 11.13 hereof, strictly confidential; PROVIDED, HOWEVER that the existence of this Agreement and the transactions contemplated hereby or portions thereof may be disclosed to those third parties who agree to be bound by the terms of this confidentiality provision. In the event that the Company is required by law to provide a copy of this Agreement to any third party, the Company shall ensure that such document is redacted, to the extent permitted by law, to eliminate all confidential information. Pfizer shall have the right to review and approve each such document prior to its submission to any third party

     5.4 REMOVAL OF LEGEND. The legend on the stock certificates delivered hereunder which is referenced in Section 3.4 hereof shall be removed and the Company shall issue unlegended certificates to Pfizer if Pfizer provides the Company with an opinion of counsel to Pfizer (which may be in-house counsel) which is reasonably acceptable to the Company to the effect that such legend is no longer required or if Pfizer has met or complied with the conditions for a permissible sale or transfer pursuant to Rule 144 under the 1933 Act (as such rule may be amended from time to time).


6.   REGISTRATION

     6.1 REGISTRATION STATEMENT COVERING RESALE OF COMMON STOCK. As soon as reasonably practicable after the closing of the Megan Health Transaction, the Company will file a registration statement (the "Shelf Registration Statement") under Rule 415 under the 1933 Act covering the resale of the Shares. Thereupon, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC for all Shares covered thereby. The Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, with respect to Pfizer's Shares, until the earlier of
(i) the date on which Pfizer has disposed of all of its Shares, or (ii) the date on which Pfizer may sell all of the Shares under Rule 144 of the 1933
Act (the "Terminal Date").

     6.2 REGISTRATION OBLIGATIONS. Whenever the Company includes any Shares in a registration statement or similar document pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a Registration Statement, and use its best efforts to cause such Registration Statement to become effective;

          (b) Notify Pfizer, promptly after the Company receives notice thereof, of the effective date of the Registration Statement, or if any amendment or supplement to the Registration Statement is filed, the date of such filing;

          (c) Notify Pfizer promptly of any request by the SEC for additional information or an amendment or supplement to the Registration Statement;

          (d) Advise Pfizer of any order by the SEC suspending the effectiveness of the Registration Statement and of the initiation or threat of any proceeding for that purpose, and use its best efforts to prevent the issuance of any stop order and to promptly obtain its withdrawal if such stop order is issued;

          (e) Prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective until the Terminal Date, and comply with the provisions of the 1933 Act during such period with respect to the disposition of all securities covered by the Registration Statement;

          (f) Provide Pfizer with copies of the Registration Statement (including preliminary prospectuses) in conformity with the requirements of the 1933 Act and such other documents as Pfizer may reasonably request in order to facilitate the disposition of the Shares;

          (g) Use its commercially reasonable efforts to register and qualify the Shares under the securities and blue sky laws of those jurisdictions selected by Pfizer or any underwriter, and take any and all other action reasonably necessary or advisable to enable Pfizer to sell the Shares in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

          (h) Promptly notify Pfizer of the occurrence of any event, the result of which is to cause the Registration Statement to contain an untrue statement of a material fact or to omit to state any material fact required to be reported therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare a supplement or amendment to the Registration Statement which shall correct such untrue statement or eliminate such omission;

          (i) Cause the registered Shares to be listed or approved for trading on each securities exchange or through any facility on which similar securities issued by the Company are then listed or traded;

          (j) Provide a transfer agent and registrar for the registered Shares not later than the effective date of the Registration Statement;

          (k) In the event of an underwritten public offering, enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as Pfizer or the underwriters, may reasonably request in order to expedite or facilitate the sale of the Shares;

          (l) Make available for inspection by Pfizer, any participating underwriter, attorney, accountant or other agent retained by Pfizer or such underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by Pfizer, the underwriter, attorney, accountant or agent in connection with the Registration Statement;

          (m) Use its commercially reasonable efforts to obtain cold comfort letters from the Company's independent public accountants, in customary form and covering such matters of the type customarily covered by cold comfort letters, as Pfizer may reasonably request; and

          (n) Use its commercially reasonable efforts to cause counsel to the Company to provide legal opinions reasonably requested by Pfizer in connection with the Registration Statement.

     6.3 REPORTS. The Company shall at all times timely file all information and reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder. Upon request, the Company shall deliver to Pfizer a written statement as to whether it has complied with such requirements, and the Company shall take such further action as Pfizer may reasonably request, to enable Pfizer to be eligible to sell restricted securities pursuant to Rule 144 under the 1933 Act or any similar rule or regulation hereafter adopted by the SEC.

     6.4 INDEMNIFICATION. The Company shall indemnify and hold harmless Pfizer, the officers and directors of Pfizer, and each underwriter of Shares sold by Pfizer pursuant to this Section 6 (and any person who controls Pfizer or the underwriter within the meaning of Section 15 of the 1933 Act) against all claims, losses, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any related prospectus, notification or similar document, or from any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a "Misstatement or

Omission") except insofar as such Misstatement or Omission is based on information furnished in writing to the Company by Pfizer relating to Pfizer and expressly for use therein, and used in accordance with such writing. Pfizer shall furnish the Company with such information concerning Pfizer and the intended method of disposition of the Shares as shall be necessary to effect the registration of the Shares pursuant to this Section 6. In the event that the Shares are registered pursuant to this Agreement, Pfizer shall indemnify and hold harmless the Company, its officers and directors and each of its underwriters (and any person who controls the Company or such underwriters within the meaning of Section 15 of the 1933 Act) against all claims, losses, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based on any Misstatement or Omission, but only insofar as such Misstatement or Omission is based on information furnished in writing to the Company by Pfizer relating to Pfizer and expressly for use in connection with such registration, and used in accordance with such writing. In no event shall the liability of Pfizer under this Section 6.4 be greater in amount than the dollar amount of the proceeds received by Pfizer upon the sale of the Shares giving rise to such indemnification obligation.

7.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     Pfizer understands that the Company's obligation to sell the Shares to Pfizer pursuant to this Agreement is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

          (a) the delivery by Pfizer to the Company of an amount equal to the Purchase Price;

          (b) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

          (c) the representations and warranties of Pfizer contained in this Agreement shall have been true and correct on the date of this Agreement and on the Closing Date as if made on the Closing Date and on or before the Closing Date Pfizer shall have performed all covenants and agreements of Pfizer required to be performed by Pfizer on or before the Closing Date;

          (d) the Company and/or Megan and Pfizer shall have entered into a License and Royalty Agreement and a Collaborative Research and Development Agreement; and

          (e)  the closing of the Megan Health Transaction.

8.   CONDITIONS TO PFIZER'S OBLIGATION TO PURCHASE

     The Company understands that Pfizer's obligation to purchase the Shares is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by Pfizer in its sole discretion):

          (a) delivery by the Company to Pfizer of the share certificates representing the Shares in accordance with this Agreement;

          (b) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

          (c) the representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein required to be performed by the Company on or before the Closing Date;

          (d) the Company shall have delivered to Pfizer its certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in subparagraphs (b) and (c) of this Section 8;

          (e) the receipt by Pfizer of a certificate, dated the Closing Date, of the Secretary or Assistant Secretary of the Company certifying
               (i) the Certificate of Incorporation and By-laws of the Company as in effect on the Closing Date, (ii) all resolutions of the board of directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and thereby, (iii) the incumbency of officers and directors of AVANT, and (iv) such other matters as are reasonably requested by Pfizer;

          (f) on the Closing Date, Pfizer shall have received an opinion of Goodwin, Procter & Hoar LLP, counsel for the Company, dated the Closing Date, addressed to Pfizer, in form, scope and substance reasonably satisfactory to Pfizer; and

          (h) on the Closing Date, (i) trading in securities on the NYSE, Inc., the AMEX or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the Commonwealth of Massachusetts shall not have been declared by either federal or state authorities.


9.   INDEMNIFICATION

          (a) INDEMNIFICATION. The Company shall indemnify, defend and hold Pfizer harmless against any and all claims, losses, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based on the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the Company contained herein.

          (b) INDEMNIFICATION PROCEDURE. Any party (the "Indemnified Party") that may be entitled to indemnification under this Agreement shall give notice to the party obligated to indemnify ("Indemnifying Party") reasonably promptly after the assertion by a third party of a claim against the Indemnified Party in respect of which the Indemnified Party intends to seek indemnification, but the delay in notifying the Indemnifying Party shall not relieve it of any obligations hereunder except to the extent that such delay adversely affects the ability of the Indemnifying Party to conduct the defense of such claim. The Indemnified Party shall be entitled to participate in such defense, but shall not be entitled to indemnification with respect to the expenses of such defense incurred after the date the Indemnifying Party shall have assumed the defense of the claim with counsel satisfactory to the Indemnified Party. The Indemnifying Party may not settle any claim without the consent of the Indemnified Party (which consent shall not be unreasonably withheld). If notice is given to an Indemnifying Party of the assertion by a third party of a claim against the Indemnified Party and the Indemnifying Party does not, within ten (10) days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume the defense thereof, the Indemnified Party may, at the Indemnifying Party's expense, select counsel to defend such claim, and defend such claim in such manner as it may deem appropriate, and the Indemnifying Party shall be bound by any determination made with respect to such claim or any compromise or settlement thereof effected by the Indemnified Party. Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that a claim may adversely affect it other than as a result of monetary damages or that the Indemnified Party may have claims or interests opposed to that of the Indemnifying Party, such Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such claim, but the Indemnifying Party shall not be bound by any determination of a claim so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

10.  MISCELLANEOUS

     10.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS OF THE UNITED STATES.

     10.2 HEADINGS. The headings and captions used in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     10.3 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     10.4 NOTICES. Any notice or other communication required or permitted to be given or made hereunder shall be in writing in the English language and shall be deemed to have been duly given if sent by registered air mail (return receipt requested), facsimile letter or delivered by hand to the party to whom such notice or communication is required or permitted to be given. Any such notice or other communication, if mailed, shall be considered given or made when mailed, as evidenced by the postmark at point of mailing. If sent by facsimile letter such notice shall be deemed to have been given on the date that it is sent; provided, that a confirmatory copy of the facsimile letter is mailed on the same day as the facsimile letter is sent to the receiving party. If delivered by hand, any such notice or communication shall be considered given when delivered.

     All notices to the Company shall be addressed as follows:

                       AVANT Immunotherapeutics, Inc.
                       119 Fourth Avenue
                       Needham, MA 02194
                       U.S.A.
                       Facsimile: (781) 433-3191
                       Attention: Chief Executive Officer

     With a copy to:

                       Goodwin, Procter & Hoar LLP
                       Exchange Place
                       Boston, MA 02109
                       Facsimile: (617) 523-1231
                       Attention: Stuart M. Cable, P.C.

     All notices to Pfizer shall be addressed as follows:

                       Pfizer Inc.
                       Global Research & Development
                       Eastern Point Road
                       Groton, CT 06340
                       Attention: Mark Dellaporta, Esq.


     10.5 COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

     10.6 ENTIRE AGREEMENT; BENEFIT. This Agreement together with the Disclosure Schedule, constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein and therein. This Agreement, including the Annexes hereto and Disclosure Schedule, supersede all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, Pfizer and their respective successors and permitted assigns.

     10.7 WAIVER. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or course of dealing between the parties shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

     10.8 AMENDMENT. No amendment, modification, waiver, discharge or termination of any provision of this Agreement or consent to any departure by Pfizer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

     10.9 FURTHER ASSURANCES. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     10.10 ASSIGNMENT. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; PROVIDED, HOWEVER, that the right of Pfizer to purchase Shares shall not be assignable (other than to a wholly-owned subsidiary) without the consent of the Company (such consent not to be unreasonably withheld).

     10.11 EXPENSES. Each of the Company and Pfizer shall bear its own expenses in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby.

     10.12 SURVIVAL. The respective representations, warranties, covenants and agreements of the Company and Pfizer contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the closing hereunder and delivery of and payment for the Shares, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Pfizer or any Person controlling or acting on behalf of Pfizer or by the Company or any Person controlling or acting on behalf of the Company.

     10.13 PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and Pfizer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of Pfizer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations, including the 1933 Act and the rules and regulations promulgated thereunder and the rules and regulations of the Nasdaq National Market (although Pfizer and its counsel shall be consulted and provided with a draft press release by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a final copy thereof promptly following the release thereof).

     11.14 CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the date first set forth above.

                                              AVANT IMMUNOTHERAPEUTICS, INC.


                                              By:  /s/ Una S. Ryan
                                                 -------------------------------
                                                   Name: Una S. Ryan
                                                   Title: President and CEO


                                              PFIZER INC


                                              By:  /s/ Pfizer Inc
                                                 -------------------------------
                                                   Name:
                                                   Title:







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